Exhibit 10.12

Early Exercise Form of Agreement

ENERGYCONNECT GROUP, INC.

 EARLY EXERCISE STOCK OPTION AGREEMENT
RESTATED 2004 STOCK INCENTIVE PLAN

Pursuant to the EnergyConnect Group, Inc. Restated 2004 Stock Incentive Plan (the “Plan”), and in connection with the Optionee’s service to the Company, on <INSERT GRANT DATE> (the “Grant Date”) the Board of Directors (the “Board”) of EnergyConnect Group, Inc., an Oregon corporation (the “Company”), granted <INSERT OPTIONEE NAME> (the “Optionee”) an option to purchase Common Stock of the Company (“Common Stock”) in the amount and on the terms set out below, subject to the terms and conditions of the Plan.  Unless otherwise defined in this Early Exercise Stock Option Agreement (the “Agreement”), the terms used in this Agreement shall have the meanings defined in the Plan.  In consideration of the promises and mutual covenants herein contained, the Company and the Optionee agree as follows:

1.            This option entitles Optionee, upon the terms and conditions hereinafter stated, the right and option (the “Option”) to purchase all or any part of an aggregate of <INSERT SHARE AMOUNT> shares of the Company’s Common Stock at a purchase price of $<INSERT AMOUNT> per share.

2.             This Option
☐ is intended to be an Incentive Stock Option
☐ is not intended to be an Incentive Stock Option

Notwithstanding the above, if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any “parent” or “subsidiary” (within the meaning of Code Sections 424(e) and (f), including under other plans) that first become exercisable in any calendar year have an aggregate Fair Market Value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option.  For purposes of this Option, incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive stock option shall be determined as of the date of the grant of such stock option.

3.             This Option is granted upon the following terms:

3.1           Duration of Option.  Subject to the earlier termination of this Option as hereinafter provided and as provided in the Plan, this Option shall continue in effect for a period of ten (10) years from the Grant Date.

3.2           Vesting/Exercise Schedule.  This Option shall be immediately exercisable on the Date of Grant. So long as Optionee’s Service continues, the Shares underlying this Option shall vest as follows:

(a)           Regular Vesting.

(1)             <INSERT VESTING SCHEDULE>

(b)           Accelerated Vesting.  Upon the occurrence of a Change of Control  (as defined below), all of the Shares underlying this Option shall immediately vest.

(c)           Change of Control Definition.  For purposes of this Agreement, “Change of Control” shall mean:

(1)           A tender offer or exchange offer made and consummated for ownership of the Company’s stock representing fifty percent (50%) or more of the total combined voting power of the Company’s outstanding securities;

(2)           The sale or transfer of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company’s consolidated assets (either in a single transaction or in a series of related transactions) to another entity which is not a wholly owned subsidiary of the Company and not a surviving or resulting corporation referenced in Section 3.2(c)(3) below where more than fifty percent (50%) of the outstanding voting shares of such corporation are owned in the aggregate by the Company’s former shareholder(s);

(3)           Any merger or consolidation of the Company with any other corporation (or entity) where fifty percent (50%) or less of the outstanding voting shares of the surviving or resulting corporation (or voting rights of any other entity) are owned in the aggregate by Company’s former shareholder(s));

(4)           A successful tender offer, exchange offer, merger, sale of assets and/or election which results in a change of fifty percent (50%) or more of the composition of the Company’s Board of Directors; or

(5)           The exercise of warrants, stock options or other derivative of Company’s securities, which upon exercise would cause the exercising party or parties in a series of related transactions to own fifty percent (50%) or more of the outstanding shares of the Company.

(d)      This Option may not be exercised for a fraction of a Share.

3.3           Limitations on Rights to Exercise.  Except as otherwise provided in this Agreement and the Plan, this Option may not be exercised unless at the time of such exercise the Optionee is in the Service of the Company or any Affiliate and shall have provided such Service continuously since the Grant Date. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of Service for this purpose.

3.4           Nonassignability.  This Option is nonassignable and nontransferable by the Optionee except by will or by the laws of descent and the distribution of the state and country of the Optionee’s domicile at the time of death, and is exercisable during the Optionee’s lifetime only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

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3.5           Termination of Service.

(a)           In the event the Optionee’s Service is terminated by retirement or for any reason, voluntarily or involuntarily, with or without cause, other than in the circumstances specified in subsection (b) below, this Option may be exercised at any time prior to its expiration date or the expiration of thirty (30) days after the date of such termination of Service, whichever is the shorter period.

(b)           In the event the Optionee’s Service is terminated because of death or Disability (as defined in the Sub-Plan to the Restated 2004 Stock Incentive Plan), this Option may be exercised at any time prior to its expiration date or the expiration of one (1) year after the date of such termination, whichever is the shorter period.  If the Optionee’s Service is terminated by death, this Option shall be exercisable only by the person or persons to whom the Optionee’s rights under this Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or country of the Optionee’s domicile at the time of death.

(c)           To the extent this Option is not exercised within the limited periods provided above, all further rights to purchase Shares pursuant to this Option shall cease and terminate at the expiration of such periods.

3.6           Exercise of Option/Purchase of Shares.

(a)           To the extent permitted by this Agreement and the Plan, this Option may be exercised by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A, the Exercise Agreement attached hereto as Exhibit B or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares as to which the Optionee desires to exercise this Option, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery.

(b)           The written notice shall be accompanied by payment of the aggregate exercise price for the purchased Shares which may be made (i) in cash, (ii) in shares of Company Common Stock previously acquired and held for the minimum duration to avoid additional financial accounting charges with respect to the Option under applicable accounting guidance and valued at Fair Market Value, or (iii) in any combination of cash and such shares.  No shares shall be issued until full payment therefor has been made. The Optionee shall have none of the rights of a shareholder until the Shares are issued to the Optionee by entering such Shares in Optionee’s name in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company.

(c)           As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state, local or other applicable tax, withholding obligations, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.

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(d)           The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the all applicable laws, regulations and rules, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the holders of capital shares of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, regulations or rules, including (without limitation) any applicable U.S. federal or state securities laws or any other law or regulation.

(e)           Subject to compliance with all applicable laws, regulations and rules, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the aggregate exercise price and the satisfaction of any applicable obligations described in Section 3.6(c) above.

3.7           Changes in Capital Structure.  The number, class and price of securities for which this Option may be exercised are subject to adjustment from time to time upon the happening of an Equity Restructuring (including, but not limited to, a stock split, stock dividend, merger, consolidation, or reorganization), in accordance with the provisions of Section 7 of the Plan.

4.             Miscellaneous.

4.1           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.  For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of the State of California or the federal courts for the Northern District of California and no other courts.

4.2           Entire Agreement; Enforcement of Rights.  This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties.  Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

4.3           Severability.  If one or more provisions of this Agreement are held to be unenforceable under any applicable law, regulation or rule, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

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4.4           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

4.5           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company but except as hereinabove provided this Option herein granted shall not be assigned or otherwise disposed of by the Optionee.

4.6           Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any applicable law, regulation or rule or to facilitate the administration of the Plan.  Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.  Furthermore, Optionee acknowledges that the laws of the country in which Optionee is working at the time of grant, vesting and exercise of this Option or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.

4.7           Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means.  Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

4.8           Continued Employment.  Nothing in the Plan or this Agreement shall confer upon the Optionee any right to be continued in the employment or service of the Company or any Affiliate, or shall interfere in any way with the right of the Company or any Affiliate, to terminate the Optionee’s employment or service at any time, for any reason, with or without cause.

By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement and the Plan, which is attached to and made a part of this Agreement.  Optionee further acknowledges and agrees that Optionee’s rights to any Shares underlying this Option will be earned only as Optionee provides Services over time and that the grant of this Option is not as consideration for Services rendered prior to the Grant Date.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

ENERGYCONNECT GROUP, INC.:

By:
(Signature)

Name:
Title:
Address:

PURCHASER:

(Signature)

Address:

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EXHIBIT A

ENERGYCONNECT GROUP, INC.

EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
RESTATED 2004 STOCK INCENTIVE PLAN

This Early Exercise Notice and Restricted Stock Purchase Agreement (this “Agreement”) is made as of _______________ by and between EnergyConnect Group, Inc., an Oregon corporation (the “Company”), and ____________ (“Purchaser”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s Restated 2004 Stock Incentive Plan (the “Plan”).

1.             Exercise of Option.  Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option granted on ____________ to purchase _____________ shares of the Company Common Stock (the “Shares”) under and pursuant to the Plan and the Early Exercise Stock Option Agreement evidencing the option (the “Option Agreement”).  ___________ Shares have not yet vested under Section 3.2 of the Option Agreement (the “Unvested Shares”).  The purchase price for the Shares shall be $____ per Share for a total purchase price of $___________.  The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.             Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price for the Shares, and the satisfaction of any applicable tax, withholding obligations, required deductions or other payments, all in accordance with the provisions of Section 3.6 of the Option Agreement.  The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser.  If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.

3.             Limitations on Transfer.  In addition to any other limitation on transfer created by any applicable law, regulation or rule, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below).  After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with all applicable laws, regulations and rules.

(a)           Repurchase Option.

(i)           In the event of the voluntary or involuntary termination of Purchaser’s Service for any reason (including death or Disability (as defined in the Sub-Plan to the Restated 2004 Stock Incentive Plan), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of three (3) months from such date to repurchase any or all of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

(ii)           Unless the Company notifies Purchaser within three (3) months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such three (3)-month period following such Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such three (3)-month period.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies.  The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) canceling purchase money indebtedness for the Shares equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of purchase money indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the end of the three (3)-month period following the Termination Date unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

(iii)           one hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in Section 3.2 of the Option Agreement until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date.  Fractional shares shall be rounded to the nearest whole share.

(b)           Assignment.  The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(c)           Restrictions Binding on Transferees.  All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option.  Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

4.             Escrow of Unvested Shares.  For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of any certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A-I executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement.  Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable.  Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party).  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5.             Investment and Taxation Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)           Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law.  Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)           Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (b), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (c) below.

(c)           Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(d)           Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Any certificate or certificates representing the Shares shall bear any legends required by applicable state and federal corporate and securities laws.

(b)           Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with any restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan or this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.             No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

8.             Section 83(b) Election.  Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse.  In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement.  Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase.  Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future.  Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser.  Purchaser further understands that an additional copy of such election form should be filed with Purchaser’s federal income tax return for the calendar year in which the date of this Agreement falls.  Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.

Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit A-II and, if Purchaser decides to make an 83(b) Election, a copy of the 83(b) Election, attached hereto as Exhibit A-III.

9.             Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.  For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of the State of California or the federal courts for the Northern District of California and no other courts.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement, together with the Option Agreement, and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under any applicable law, regulation or rule, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(e)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

ENERGYCONNECT GROUP, INC.:

By:
(Signature)

Name:
Title:
Address:

PURCHASER:

(Signature)

Address:

I, ______________________, spouse of __________, have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of _________ (if applicable)

EXHIBIT A-I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and EnergyConnect Group, Inc., an Oregon corporation (the “Company”), dated _______ (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No. _____, and hereby irrevocably constitutes and appoints ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:

By:
(Signature)

Spouse of ___________ (if applicable)

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Early Exercise Notice and Restricted Stock Purchase Agreement without requiring additional signatures on the part of Purchaser.

EXHIBIT A-II

ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(B) ELECTION

The undersigned (which term includes the undersigned’s spouse), a purchaser of ______ shares of Common Stock of EnergyConnect Group, Inc., an Oregon corporation (the “Company”), pursuant to the Company’s Restated 2004 Stock Incentive Plan (the “Plan”) and the Early Exercise Notice and Restricted Stock Purchase Agreement between the Company and the undersigned, hereby states as follows:

The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares.  The undersigned has carefully reviewed the Plan and the Early Exercise Notice and Restricted Stock Purchase Agreement pursuant to which the Shares are being purchased.

The undersigned either:

(a)____
has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b)____	has knowingly chosen not to consult such a tax advisor.

The undersigned hereby states that the undersigned has decided:

(a)____
to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b)____	not to make an election pursuant to Section 83(b) of the Code.

Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:

By:
(Signature)

Spouse of ________ (if applicable)

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EXHIBIT A-III

ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:  ______________

NAME OF SPOUSE:  _____________

ADDRESS: _______________________

_______________________

IDENTIFICATION NO. OF TAXPAYER:  __________

IDENTIFICATION NO. OF SPOUSE:  _____________

TAXABLE YEAR:  _________________

The property with respect to which the election is made is described as follows:

_________ shares of the Common Stock of EnergyConnect Group, Inc. (the “Company”).

The date on which the property was transferred is:  _______________

The property is subject to the following restrictions:

Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______.

The amount (if any) paid for such property: $______.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:

By:
(Signature)

Spouse of _________ (if applicable)

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EXHIBIT B

ENERGYCONNECT GROUP, INC.

EXERCISE AGREEMENT
RESTATED 2004 STOCK INCENTIVE PLAN

This Exercise Agreement (this “Agreement”) is made as of _______________ by and between EnergyConnect Group, Inc., an Oregon corporation (the “Company”), and ____________ (“Purchaser”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s Restated 2004 Stock Incentive Plan (the “Plan”).

1.             Exercise of Option.  Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option granted on ____________ to purchase _____________ shares of the Company Common Stock (the “Shares”) under and pursuant to the Plan and the Early Exercise Stock Option Agreement evidencing the option (the “Option Agreement”).  The purchase price for the Shares shall be $____ per Share for a total purchase price of $___________.  The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.             Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price for the Shares, and the satisfaction of any applicable tax, withholding obligations, required deductions or other payments, all in accordance with the provisions of Section 3.6 of the Option Agreement.  The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser.  If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.

3.             Limitations on Transfer.  Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with all applicable laws, regulations and rules.

4.             Investment and Taxation Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)           Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law.  Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)           Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (b), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (c) below.

(c)           Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(d)           Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Any certificate or certificates representing the Shares shall bear any legends required by applicable state and federal corporate and securities laws.

(b)           Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with any restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan or this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.             No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

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7.             Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.  For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of the State of California or the federal courts for the Northern District of California and no other courts.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement, together with the Option Agreement, and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under any applicable law, regulation or rule, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(e)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

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The parties have executed this Exercise Agreement as of the date first set forth above.

ENERGYCONNECT GROUP, INC.:

By:
(Signature)

Name:
Title:
Address:

PURCHASER:

(Signature)

Address:

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I, ______________________, spouse of __________, have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of _________ (if applicable)